                                                                     EXHIBIT 4.1



                 [LOGO OF GLOBAL IMAGING SYSTEMS APPEARS HERE]


     NUMBER                                                           SHARES

                         GLOBAL IMAGING SYSTEMS, INC.


  SEE REVERSE FOR CERTAIN DEFINITIONS                          CUSIP 37934A 10 0
AND STATEMENTS AS TO THE RIGHTS, PREFERENCES,
  PRIVILEGES AND RESTRICTIONS ON SHARES


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     This Certifies that





     is the owner of


fully paid and non-assessable shares of common stock, par value $0.01 per share, of

                         Global Imaging Systems, Inc.
                  (the "Corporation"), a Delaware Corporation.

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's Transfer agent and registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

              [SEAL OF GLOBAL IMAGING SYSTEMS, INC. APPEARS HERE]


       /s/ Raymond Schilling                       /s/ Thomas Johnson

      SECRETARY AND TREASURER                           PRESIDENT


COUNTERSIGNED AND REGISTERED
                           FIRST UNION NATIONAL BANK
                                (CHARLOTTE, NC)                   TRANSFER AGENT
                                                                   AND REGISTRAR

BY


                                                           AUTHORIZED SIGNATURE


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     The Corporation is authorized to issue more than one class or series of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entireties
     JT TEN   - as joint tenants with right
                of survivorship and not as
                tenants in common

       UNIF TRANSFER MIN ACT-                     Custodian
                             ---------------------         ---------------------
                                    (Cust)                        (Minor)

                             under Uniform Transfers to Minors
                             Act
                                --------------------------------
                                           (State)


    Additional abbreviations may also be used though not in the above list.


     For value received,______________________________hereby sell(s), assigns and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock evidenced by this certificate, and do(does) hereby irrevocably constitute and appoint
                                                                     , Attorney,
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to transfer the said shares on the books of the Corporation, with full power of substitution.


Dated
     -----------------------------            ----------------------------------
                                              Signature


                                              ----------------------------------
                                              Signature


In presence of
              ------------------------------


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.